--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                December 31, 1997
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                                 The Value Line
                                     Income
                                   Fund, Inc.




                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

The Value Line Income Fund, Inc.


                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

Despite a great deal of volatility in the capital markets in 1997, the equity markets turned in double-digit returns with the Standard & Poor's 500 Index and the Dow Jones Industrial Average up 33.36% and 22.6%, respectively. For much of the year, large-cap stocks outperformed smaller-cap issues. The best-performing sector was financial services, followed by healthcare, communication services, consumer cyclicals, and consumer staples. Energy, utilities, and basic materials were the worst-performing sectors.

The turbulence in the market was primarily attributable to two factors: interest rates and the crisis in Southeast Asia. Investors were concerned that signs of inflationary pressures would cause the Federal Reserve Board to tighten monetary policy which, in turn, would curtail corporate growth prospects. Although the Federal Open Market Committee did raise the Federal Funds rate by 25 basis points, to 5.5%, at the end of March, it was a nominal hike. Later in the year, some indications of inflation in the labor statistics were overshadowed by the currency crisis in Southeast Asia and its deflationary ramifications. (Please see our accompanying Economic Observations insert for our latest news on the economy.)

During the second half of 1997, investor focus turned from the domestic economy to Taiwan, Thailand, Malaysia, Singapore, the Philippines, South Korea and Indonesia. The central banks in these countries had been using higher interest rates to stabilize their currencies. Up until the end of October, Hong Kong, with its currency link to the U.S. dollar, had been immune from these regional concerns. Speculation over whether the rate peg would be eliminated, resulted in a huge decline in the Hong Kong stock market, which sparked concerns around the world, causing stock prices to drop precipitously.

The turmoil in the Asian markets resulted in dramatic fluctuations in the U.S. markets in the fourth quarter as investors sought to protect profits. Sector rotation was prevalent, as funds moved from companies with strong international exposure to those with more of a domestic orientation. Some of the industries that suffered included technology, particularly semiconductor equipment, and energy.

REVIEW OF PERFORMANCE AND STRATEGY

For the 12-month period ended December 31, 1997, The Value Line Income Fund, Inc. achieved a total return of 18.55%. This was below the 23.92% return of a comparable benchmark consisting of the combined performance of the Standard & Poor's 500 Index/Lehman Government Corporate Bond Index at a ratio of 60%/40%. Separately, the Standard & Poor's 500 Index posted a return of 33.36% and the Lehman Government Corporate Bond Index, an increase of 9.76%. Although the Fund lagged the benchmark during the first quarter (-2.60% versus 1.26%), performance improved strongly in the second half with the Fund returning 13.17% compared with its benchmark of 11.93% in the second quarter and 10.01% compared with its benchmark of 5.90% in the third quarter. And finally, in the fourth quarter, with the market in turmoil, the Fund was down 2.24% versus a positive return of 3.01% for the benchmark.

The uneven quarterly performance reflected the vagaries of the market in 1997. The early part of the year was clearly a large capitalization market, with the multinational companies (that are well represented in the DJIA and S&P 500) soaring to new highs as investors poured money into index funds. The Fund, with its more diversified market capitalization holdings, did not participate fully. However, as the market rally broadened in the second and third quarters, many of the smaller-cap names in the Fund benefited from the upward momentum in the market. In the fourth quarter, the crisis in Southeast Asia took its toll on small- and large-cap stocks alike.

Although the bond market was fairly volatile, the performance of the fixed-income portion of the portfolio stabilized after the first quarter. The bond market exhibited negative returns in the March quarter, with the Lehman Government Corporate Bond Index down .86%. However, the yield on 30-year Treasuries peaked at 7.17% in mid-April, and the bond market subsequently rallied. For the remainder of the year, the Lehman Government Corporate Bond Index quarterly returns were fairly steady at 3.64%, 3.50% and 3.21% for the second, third and fourth quarters, respectively.

STRATEGY FOR 1998

We enter 1998 on somewhat of a cautious note. The uncertainity surrounding the domestic interest-rate outlook has fueled much of the market choppiness. The crisis in Southeast Asia has added yet another element of doubt. Having said this, we believe that the deflationary implications of the situation in Southeast Asia will lessen the possibility that the Federal Reserve Board will tighten monetary policy. And, despite the strong gains in the market in the past three years, the economic environment remains relatively positive. Overall, we favor broad diversification across many sectors, with an emphasis on those industries offering attractive growth opportunities. The latter would include technology, finance, oil field services and healthcare.


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2

                                                The Value Line Income Fund, Inc.

Income Fund Shareholders
--------------------------------------------------------------------------------

In terms of fixed-income securities, the Income Fund includes selected corporate issues, mortgage-backed securities, convertibles, and issues of the U.S. Treasury and Agencies. There are no derivatives in the portfolio.

Your Fund's management believes that careful selection of bonds and equities will provide an attractive yield while lending stability to the portfolio during times of market volatility. The portfolio is well structured to meet its objective of high current return without undue risk to principal.

We thank you for your continued confidence, and look forward to serving your investment needs in the future.

                                           Sincerely,


                                           /s/ Jean Bernhard Buttner

                                           Jean Bernhard Buttner
                                           Chairman and President

February 2, 1998

--------------------------------------------------------------------------------

Economic Observations

It has now been a number of months since the crisis in Asia first made the headlines in this country, and about that long since the pessimists began to predict that there would be serious repercussions over here. During that time, however, there has been little in the economic reports to suggest that this feared sharp falloff in business activity was taking place on a wide scale. True, a number of companies are now noting some Asia-related weakness, with cautionary statements accompanying certain profit reports. In fact, the Asian problems do raise concerns regarding earnings prospects through the first half of this year--at least. For the most part, however, economic activity is sufficiently strong to suggest that corporate earnings will continue to rise, albeit at a modest pace.

Encouragingly, this long-running business expansion looks as though it will persist. Overall, the current tenor of the economic data would seem to be consistent with a growth rate of 2.0%-2.5% for the next several quarters, versus perhaps 3% had the difficulties in Asia not evolved. We add, however, that even our reduced expectations assume that the problems in that region will begin to ease selectively over the next several months, as efforts by the world's leading banking authorities gradually produce the desired stability.

Meantime, there continues to be limited pressure on the inflation front, with prices for industrial goods, energy products, and precious metals continuing in a flat to lower trend. Our sense, for now, is that these favorable pricing trends will stay intact for the balance of the year. Overall, with the economy likely to remain on a modest, yet sustainable, growth track, and with inflation expected to hold at low levels, interest rates should continue to be relatively stable, thus lending some support to the financial markets during the months ahead.

*Performance Data:

                                                                    Growth of
                                                       Average      an Assumed
                                                        Annual     Investment of
                                                     Total Return     $10,000
                                                     ------------  -------------
 1 year ended 12/31/97 ......................           18.55%        $11,855
 5 years ended 12/31/97 .....................           12.71%        $18,188
10 years ended 12/31/97 .....................           12.80%        $33,344

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


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                                                                               3

The Value Line Income Fund, Inc.


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          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             VALUE LINE INCOME FUND, THE S&P 500 STOCK INDEX AND THE
                     LEHMAN GOVERNMENT/CORPORATE BOND INDEX*


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                     Value Line        S & P          Lehman
                                    Income Fund         500         Gov't/Corp.
  1/1/88                              $10,000         $10,000        $10,000
 3/31/88                              $10,520         $10,571        $10,358
 6/30/88                              $10,887         $11,273        $10,460
 9/30/88                              $11,093         $11,308        $10,655
12/31/88                              $11,219         $11,655        $10,758
 3/31/89                              $11,721         $12,479        $10,877
 6/30/89                              $12,502         $13,579        $11,751
 9/30/89                              $13,417         $15,031        $11,861
12/31/89                              $13,746         $15,339        $12,290
 3/31/90                              $13,273         $14,879        $12,149
 6/30/90                              $13,838         $15,813        $12,586
 9/30/90                              $12,984         $13,642        $12,662
12/31/90                              $14,021         $14,871        $13,307
 3/31/91                              $15,538         $17,031        $13,666
 6/30/91                              $15,403         $16,992        $13,873
 9/30/91                              $16,507         $17,901        $14,670
12/31/91                              $18,017         $19,402        $15,453
 3/31/92                              $17,064         $18,912        $15,221
 6/30/92                              $17,310         $19,271        $15,838
 9/30/92                              $17,835         $19,879        $16,612
12/31/92                              $18,332         $20,880        $16,625
 3/31/93                              $19,012         $21,791        $17,398
 6/30/93                              $19,647         $21,897        $17,920
 9/30/93                              $19,852         $22,463        $18,513
12/31/93                              $19,847         $22,984        $18,459
 3/31/94                              $18,747         $22,112        $17,881
 6/30/94                              $18,650         $22,205        $17,658
 9/30/94                              $19,288         $23,291        $17,746
12/31/94                              $18,982         $23,288        $17,811
 3/31/95                              $20,205         $25,555        $18,699
 6/30/95                              $21,583         $27,995        $19,912
 9/30/95                              $22,773         $30,219        $20,293
12/31/95                              $23,963         $32,039        $21,238
 3/31/96                              $25,166         $33,758        $20,742
 6/30/96                              $25,825         $35,273        $20,839
 9/30/96                              $26,768         $36,363        $21,207
12/31/96                              $28,127         $39,395        $21,855
 3/31/97                              $27,397         $40,446        $21,666
 6/30/97                              $31,004         $47,507        $22,455
 9/30/97                              $34,109         $51,069        $23,242
12/31/97                              $33,344         $52,535        $23,988


                     (Period covered is 1/1/88 to 12/31/97)

* The Standard & Poor's 500 Index (S&P 500) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The Lehman Government/Corporate Bond Index is an unmanaged index that is representative of investment-grade domestic corporate and government bonds.


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4

The Value Line Income Fund, Inc.

Portfolio Highlights at December 31, 1997 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                 Principal
                                                                  Amount          Value       Percentage of
Issue                                                            or Shares   (in thousands)    Net Assets
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 6 1/2% 4/30/99............................  $10,000,000      $10,109          6.3%
U.S. Treasury Notes 5 7/8% 6/30/00 ...........................  $ 5,000,000        5,021          3.1
Federal National Mortgage Association Note, 6.32%, 7/28/03 ...  $ 5,000,000        4,986          3.1
Pfizer, Inc.  ................................................       60,000        4,474          2.8
Diamond Offshore Drilling, Inc.
  3.75% Sub. Note Conv., 2/15/07..............................  $ 3,000,000        4,020          2.5
Cisco Systems, Inc............................................       65,250        3,638          2.3
SLM Holding Corp..............................................       25,000        3,478          2.2
Imperial Oil, Ltd. ...........................................       54,000        3,453          2.2
WorldCom, Inc. 8% (Depositary Shares) Conv. Pfd. 5/31/99......       31,500        3,307          2.1
AES Trust II 5.50%, Conv. Pfd., 9/30/12 (144A)................       60,000        3,083          1.9

Five Largest Industry Categories

                                                                   Value      Percentage of
Industry                                                      (in thousands)   Net Assets
-----------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment ..................................     $ 26,957       16.8%
Drug .........................................................        9,380        5.8
Financial Services ...........................................        9,127        5.7
Thrift .......................................................        8,938        5.6
Bank .........................................................        7,518        4.7

Five Largest Net Security Purchases*

                                                                   Cost
Issue                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc. 3.75% Sub. Note Conv., 2/15/07       $5,055
AES Trust II 5.50%, Conv. Pfd., 9/30/12 (144A)................        3,000
Imperial Oil, Ltd. ...........................................        2,137
USX-Marathon Group ...........................................        2,032
EVI, Inc. 5%, Conv. Pfd., 11/1/27 (144A)......................        2,000

Five Largest Net Security Sales*

                                                                 Proceeds
Issue                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------
Williams Companies, Inc. .....................................       $2,417
Gillette Co. .................................................        2,336
Praxair, Inc. ................................................        1,863
Global Marine, Inc. ..........................................        1,826
Ascend Communications, Inc. ..................................        1,571


* For the six month period ended 12/31/97


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                                                                               5

The Value Line Income Fund, Inc.

Schedule of Investments

--------------------------------------------------------------------------------

                                                                      Value
     Shares                                                       (in thousands)
--------------------------------------------------------------------------------
COMMON STOCKS (70.0%)

                ADVERTISING (1.7%)
      63,000    Omnicom Group, Inc.............................      $  2,670

                AEROSPACE/
                  DEFENSE (0.3%)
       9,000    Precision Castparts Corp.......................           543

                AUTO PARTS--ORIGINAL
                  EQUIPMENT (0.6%)
      10,000    Eaton Corp.....................................           892

                BANK (4.7%)
      18,000    BankAmerica Corp...............................         1,314
      14,000    BankBoston Corp................................         1,315
       8,500    Citicorp.......................................         1,075
      24,000    Mellon Bank Corp...............................         1,455
      52,000    Zions Bancorporation...........................         2,359
                                                                     --------
                                                                        7,518

                BANK--CANADIAN (3.0%)
      35,500    Bank of Nova Scotia,
                    Halifax, Inc. (1) .........................         1,673
      25,000    Canadian Imperial Bank
                    of Commerce (1)............................           778
      25,000    Royal Bank of Canada,
                    Montreal Quebec ...........................         1,325
      28,000    Toronto-Dominion Bank..........................         1,055
                                                                     --------
                                                                        4,831

                BANK--MIDWEST (1.6%)
      18,000    Marshall & Isley Corp..........................         1,118
      15,500    Norwest Corp...................................           599
      15,000    Star Banc Corp.................................           861
                                                                     --------
                                                                        2,578

                BEVERAGE--
                  SOFT DRINK (0.3%)
      13,000    Coca-Cola Enterprises Inc......................           465

                CANADIAN ENERGY (2.2%)
      54,000    Imperial Oil, Ltd..............................         3,453

                CHEMICAL--
                  SPECIALTY (0.3%)
      25,000    Furon Co.......................................           522

                COAL/ALTERNATE
                  ENERGY (0.8%)
      28,000    AES Corp.*.....................................         1,305

                COMPUTER &
                  PERIPHERALS (4.4%)
      65,250    Cisco Systems, Inc.*...........................         3,638
      10,000    International Business
                    Machines Corp..............................         1,045
      67,500    Newbridge Networks Corp.*......................         2,354
                                                                     --------
                                                                        7,037

                COMPUTER SOFTWARE
                  & SERVICES (2.7%)
      19,000    BMC Software Inc.*.............................         1,247
      26,550    Computer Associates
                    International, Inc.........................         1,404
      13,500    Microsoft Corp.*...............................         1,745
                                                                     --------
                                                                        4,396

                DIVERSIFIED
                  COMPANIES (1.6%)
      11,000    Crane Co.......................................           477
      17,000    Tyco International, Ltd........................           766
      13,000    United Technologies Corp.......................           946
      18,500    Varlen Corp....................................           454
                                                                     --------
                                                                        2,643

                DRUG (5.8%)
      20,000    ICN Pharmaceuticals, Inc.......................           976
      19,000    Lilly (Eli) & Co...............................         1,323
      60,000    Pfizer, Inc....................................         4,474
      26,000    Schering-Plough Corp...........................         1,615
       8,000    Warner-Lambert Co..............................           992
                                                                     --------
                                                                        9,380


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6

                                                The Value Line Income Fund, Inc.

                                                               December 31, 1997
--------------------------------------------------------------------------------

                                                                      Value
     Shares                                                       (in thousands)
--------------------------------------------------------------------------------
                ELECTRIC UTILITY--
                  EAST (0.7%)
      26,000    Consolidated Edison, Inc.......................      $  1,066

                ELECTRICAL
                  EQUIPMENT (1.6%)
      34,000    General Electric Co............................         2,495

                FINANCIAL SERVICES (5.7%)
      26,000    FINOVA Group, Inc. (The).......................         1,292
      41,000    Green Tree Financial Corp......................         1,074
      25,500    Money Store, Inc. (The)........................           535
      25,000    SLM Holding Corp...............................         3,478
      51,000    Travelers Group, Inc...........................         2,748
                                                                     --------
                                                                        9,127

                FOOD PROCESSING (0.3%)
      22,000    Michael Foods, Inc.............................           536

                HEALTHCARE
                  INFORMATION
                  SYSTEMS (0.7%)
      23,500    HBO & Co.......................................         1,128

                INSURANCE--
                  DIVERSIFIED (0.7%)
       5,000    American International
                    Group, Inc.................................           544
       9,000    MGIC Investment Corp...........................           598
                                                                     --------
                                                                        1,142

                INSURANCE--LIFE (1.1%)
      13,000    Conseco, Inc...................................           591
      27,000    SunAmerica Inc.................................         1,154
                                                                     --------
                                                                        1,745

                INSURANCE--PROPERTY/
                  CASUALTY (0.8%)
      15,000    Allstate Corp. (The)...........................         1,363

                MACHINERY (0.3%)
      14,000    Dover Corp.....................................           506

                MEDICAL SUPPLIES (2.1%)
      19,000    Guidant Corp...................................         1,183
       5,500    McKesson Corp..................................           595
      29,000    Medtronic, Inc.................................         1,517
                                                                     --------
                                                                        3,295

                OILFIELD SERVICES/
                  EQUIPMENT (13.2%)
      21,000    BJ Services Co.*...............................         1,511
      53,000    Baker Hughes, Inc..............................         2,312
       7,500    Camco International, Inc.......................           478
      24,000    Dresser Industries, Inc........................         1,006
      49,000    ENSCO International Inc........................         1,641
      34,000    Halliburton Co.................................         1,766
      11,000    Helmerich & Payne, Inc.........................           747
      11,000    Petroleum Geo Services
                    A/S (ADR)*.................................           712
      49,500    Rowan Companies, Inc.*.........................         1,510
      33,500    Schlumberger, Ltd..............................         2,697
      21,000    Smith International, Inc.*.....................         1,289
      52,500    Tidewater, Inc.................................         2,894
      53,000    Transocean Offshore, Inc.......................         2,554
                                                                     --------
                                                                       21,117

                PACKAGING
                  & CONTAINER (0.3%)
       9,000    AptarGroup, Inc................................           500

                PETROLEUM--
                  INTEGRATED (1.6%)
      76,500    USX-Marathon Group.............................         2,582

                R.E.I.T. (2.1%)
      37,000    Equity Residential Properties
                    Trust SBI (3)..............................         1,871
      22,000    Security Capital Pacific
                    Trust SBI (3)..............................           533
      30,000    Simon DeBartolo Group, Inc.....................           981
                                                                     --------
                                                                        3,385


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                                                                               7

The Value Line Income Fund, Inc.

Schedule of Investments

--------------------------------------------------------------------------------

                                                                      Value
     Shares                                                       (in thousands)
--------------------------------------------------------------------------------
                SEMICONDUCTOR (1.8%)
      42,000    Intel Corp.....................................      $  2,950

                TELECOMMUNICATIONS
                  EQUIPMENT (0.8%)
      23,500    Tellabs, Inc.*.................................         1,243


                TELECOMMUNICATION
                  SERVICES (0.7%)
      36,456    WorldCom Inc.*.................................         1,103

                THRIFT (4.2%)
      22,000    Ahmanson (H.F.) & Co...........................         1,473
      32,000    Federal Home Loan
                    Mortgage Corp..............................         1,342
      49,500    Federal National Mortgage
                    Association................................         2,824
      16,000    Washington Mutual, Inc.........................         1,021
                                                                     --------
                                                                        6,660

                TOBACCO (1.3%)
      46,500    Philip Morris Companies, Inc...................         2,107
                                                                     --------

                TOTAL COMMON STOCKS
                (Cost $80,808) ................................       112,283
                                                                     --------

PREFERRED STOCKS (9.0%)

                COAL/ALTERNATE
                  ENERGY (1.9%)
      60,000    AES Trust II 5.50%, Conv. Pfd.,
                    9/30/12 (144A) (2).........................         3,083

                ELECTRICAL
                  EQUIPMENT (0.6%)
      50,000    Cooper Industries, Inc.
                    6% Exchangeable
                    Notes, 1/1/99..............................           912

                ENVIRONMENTAL (1.2%)
      50,000    Laidlaw One, Inc. 5 3/4%,
                    Exchangeable Notes,
                    12/31/00...................................         1,928

                OILFIELD SERVICES/
                  EQUIPMENT (1.1%)
      40,000    EVI, Inc. 5%, Conv. Pfd.,
                    11/1/27 (144A) (2).........................         1,820

                TELECOMMUNICATION
                  SERVICES (2.8%)
      18,000    AirTouch Communications, Inc.
                    4.25% Conv. "C" Pfd.
                    8/16/16....................................         1,122
      31,500    WorldCom, Inc. 8%
                    (Depositary Shares)
                    Conv. Pfd. 5/31/99.........................         3,307
                                                                     --------
                                                                        4,429
                THRIFT (1.4%)
      25,000    Golden State Bancorp Inc.,
                    8.75% Conv. "A" Pfd.
                    12/31/49...................................         2,278
                                                                     --------

                TOTAL PREFERRED
                  STOCKS
                  (Cost $10,744) ..............................        14,450
                                                                     --------


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8

                                                The Value Line Income Fund, Inc.

                                                               December 31, 1997

--------------------------------------------------------------------------------

     Principal
      Amount                                                           Value
  (in thousands)                                                  (in thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (9.4%)
     $10,000    U.S. Treasury Notes 6 1/2%,
                    4/30/99....................................      $ 10,109
       5,000    U.S. Treasury Notes 5 7/8%,
                    6/30/00....................................         5,021
                                                                     --------
                TOTAL U.S. TREASURY
                    OBLIGATIONS
                    (Cost $14,942) ............................        15,130
                                                                     --------

U.S. GOVERNMENT AGENCY OBLIGATIONS (5.0%)
       5,000    Federal National Mortgage
                    Association Note, 6.32%,
                    7/28/03....................................         4,986
       2,823    Federal National Mortgage
                    Association REMIC Trust
                    1989-90 E, 8.70%, 12/25/19.................         2,966
                                                                     --------
                TOTAL U.S. GOVERNMENT
                    AGENCY OBLIGATIONS
                    (Cost $7,826) .............................         7,952
                                                                     --------

CORPORATE BONDS AND NOTES (4.9%)

                NATURAL GAS--
                  DISTRIBUTION (0.7%)
       1,000    Trident NGL, Inc. 10 1/4%,
                    Sub. Note, 4/15/03.........................         1,078

                OILFIELD SERVICES/
                  EQUIPMENT (2.5%)
       3,000    Diamond Offshore Drilling, Inc.
                    3.750% Sub. Note Conv.
                    2/15/07....................................         4,020

                PETROLEUM--
                  INTEGRATED (0.6%)
       1,000    Texaco Capital, Inc. 6 7/8%,
                    Gtd Deb., 8/15/23..........................         1,014

                                                                       Value
     Principal                                                    (in thousands)
      Amount                                                        except per
  (in thousands)                                                   share amount)
--------------------------------------------------------------------------------
                RETAIL--SPECIAL
                  LINES (1.1%)
      $  750    Inacom Corp. 4.50%,
                    Sub. Deb. Conv., 11/1/04...................      $    704
       1,000    Michaels Stores, Inc. 6.75%,
                    Sub. Note Conv., 1/15/03...................         1,020
                                                                     --------
                                                                        1,724
                                                                     --------
                TOTAL CORPORATE
                    BONDS & NOTES
                    (Cost $8,831) .............................         7,836
                                                                     --------
                TOTAL INVESTMENT
                    SECURITIES (98.3%)
                    (Cost $123,151) ...........................       157,651
                                                                     --------

REPURCHASE AGREEMENT (2.1%)
(includes accrued interest)
       3,400    Collateralized by $3,455,000
                    U.S. Treasury Notes 6%,
                    due 6/30/99, with a value of
                    $3,472,000 (with First
                    Chicago Capital Markets
                    Corp., 5.85%, dated 12/31/97,
                    due 1/2/98, delivery value
                    of $3,401,000).............................         3,401
EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES (-0.4%) ..................................          (592)
                                                                     --------
NET ASSETS (100.0%) ...........................................      $160,460
                                                                     ========
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($160,460,000/20,102,720
shares outstanding) ...........................................      $   7.98
                                                                     ========

* Non-income producing.
(ADR) American Depositary Receipts
(1)   Trades on Canadian Stock Exchange, Value in U.S. Dollars.
(2)   (144A) -- Security where certain conditions for public sale may exist.
(3)   SBI -- Shares of Beneficial Interest.

See Notes to Financial Statements


--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

Statement of Assets
and Liabilities at December 31, 1997

                                                                     Dollars
                                                                  (in thousands
                                                                except per share
                                                                     amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost--$123,151) .........................................       $ 157,651
Repurchase agreement (Cost--$3,401) ........................           3,401
Cash .......................................................               5
Dividends and interest receivable ..........................             518
Receivable for capital shares sold .........................              13
                                                                   ---------
      Total Assets .........................................         161,588
                                                                   ---------
Liabilities:
Payable for securities purchased ...........................             948
Accrued expenses:
  Advisory fee .............................................              93
  Other ....................................................              87
                                                                   ---------
      Total Liabilities ....................................           1,128
                                                                   ---------
Net Assets .................................................       $ 160,460
                                                                   =========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 20,102,720 shares) ...........................       $  20,103
Additional paid-in capital .................................         105,892
Undistributed investment income--net .......................              12
Accumulated net realized loss on
  investments ..............................................             (47)
Accumulated net appreciation
  of investments ...........................................          34,500
                                                                   ---------
Net Assets .................................................       $ 160,460
                                                                   =========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($160,460,000/20,102,720
  shares outstanding) ......................................       $    7.98
                                                                   =========


Statement of Operations
for the Year Ended December 31, 1997



                                                                      Dollars
                                                                  (in thousands)
                                                                  --------------
Investment Income:
Interest ....................................................       $  2,759
Dividends (Net of foreign withholding
  taxes of $26) .............................................          1,434
                                                                    --------
      Total Income ..........................................          4,193
                                                                    --------
Expenses:
Advisory fee ................................................          1,070
Transfer agent fees .........................................             97
Auditing and legal fees .....................................             38
Custodian fees ..............................................             34
Postage .....................................................             32
Printing and stationery .....................................             31
Registration and filing fees ................................             21
Telephone and wire charges ..................................             20
Directors' fees and expenses ................................             15
Insurance, dues and other ...................................              5
                                                                    --------
      Total Expenses Before
        Custody Credits .....................................          1,363
      Less: Custody Credits .................................             (6)
                                                                    --------
      Net Expenses ..........................................          1,357
                                                                    --------
Investment Income--Net ......................................          2,836
                                                                    --------
Realized and Unrealized Gain
  on Investments--Net:
    Realized Gain--Net ......................................          7,580
    Change in Unrealized
      Appreciation ..........................................         15,853
                                                                    --------
Net Realized Gain and Change in
  Unrealized Appreciation
  on Investments ............................................         23,433
                                                                    --------
Net Increase in Net Assets
  from Operations ...........................................       $ 26,269
                                                                    ========


See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                                The Value Line Income Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                                              1997             1996
                                                                            -------------------------
                                                                              (Dollars in thousands)
Operations:
  Investment income--net...............................................     $  2,836         $  4,572
  Realized gain on investments--net....................................        7,580           20,267
  Change in unrealized appreciation....................................       15,853             (720)
                                                                            -------------------------
  Net increase in net assets from operations...........................       26,269           24,119
                                                                            -------------------------

Distributions to Shareholders:
  Investment income--net...............................................       (2,890)          (4,513)
  Realized gain from investment transactions--net......................      (10,288)         (18,405)
  In excess of realized gain from investment transactions..............         (489)              --
                                                                            -------------------------
  Total distributions..................................................      (13,667)         (22,918)
                                                                            -------------------------

Capital Share Transactions:
  Net proceeds from sale of shares.....................................        6,835            5,076
  Net proceeds from reinvestment of distributions to shareholders......       11,110           18,660
  Cost of shares repurchased...........................................      (17,280)         (22,050)
                                                                            -------------------------
  Increase from capital share transactions.............................          665            1,686
                                                                            -------------------------

Total Increase ........................................................       13,267            2,887

Net Assets:
  Beginning of year....................................................      147,193          144,306
                                                                            -------------------------
  End of year..........................................................     $160,460         $147,193
                                                                            =========================

Undistributed Investment Income--net,
  at end of year ......................................................     $     12         $     66
                                                                            =========================


See Notes to Financial Statements.


--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Value Line Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------
12

                                                The Value Line Income Fund, Inc.

                                                               December 31, 1997

--------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                             1997           1996
                                                           ---------------------
Shares sold ......................................            853            656
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..............................          1,444          2,497
                                                           ---------------------
                                                            2,297          3,153
Shares repurchased ...............................          2,158          2,767
                                                           ---------------------
Net increase .....................................            139            386
                                                           =====================
Dividends per share from
  net investment income ..........................         $  .15         $  .24
                                                           =====================
Distributions per share from
  net realized gains .............................         $.5705         $ 1.03
                                                           =====================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                       1997
                                                                  --------------
                                                                  (in thousands)
PURCHASES:
Investment Securities ......................................         $88,949
                                                                     =======
SALES & REDEMPTIONS:
U.S. Treasury and Government
  Agency Obligations .......................................         $   542
Other Investment Securities ................................          76,379
                                                                     -------
                                                                     $76,921
                                                                     =======

At December 31, 1997 the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $126,553,000. The aggregate appreciation and depreciation of investments at December 31, 1997, based on a comparison of investment values and their costs for federal income tax purposes, was $36,395,000 and $1,896,000, respectively, resulting in a net appreciation of $34,499,000.

Permanent book-tax differences relating to shareholder distributions are reclassified within the composition of net asset accounts. In the current year distributions in excess of realized gain from investment transactions of $489,000 were reclassified to paid-in capital. Net investment income, net realized gain, and net assets were not affected by this reclassification.

Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer losses of approximately $41,000. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $1,070,000 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser), for the year ended December 31, 1997. This was computed at an annual rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1997, the Fund paid brokerage commissions totalling $75,226 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies owned 209,288 shares of the Fund's capital stock, representing 1.0% of the outstanding shares at December 31, 1997.


--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                          Years Ended December 31,
                                                --------------------------------------------------------------------------
                                                  1997              1996              1995           1994          1993
                                                --------------------------------------------------------------------------
Net asset value, beginning of year ..........   $   7.37          $   7.37          $   6.21       $   6.77       $   7.29
                                                --------------------------------------------------------------------------

  Income (loss) from investment operations:
    Net investment income ...................        .15               .24               .25            .21            .21
    Net gains or losses on securities
      (both realized and unrealized) ........       1.18              1.03              1.36           (.51)           .38
                                                --------------------------------------------------------------------------
    Total from investment operations ........       1.33              1.27              1.61           (.30)           .59
                                                --------------------------------------------------------------------------

  Less distributions:
    Dividends from net investment income ....       (.15)             (.24)             (.25)          (.21)          (.22)
    Distributions from capital gains ........       (.54)            (1.03)             (.20)          (.05)          (.89)
    Distributions in excess of realized gains       (.03)               --                --             --             --
                                                --------------------------------------------------------------------------
    Total distributions .....................       (.72)            (1.27)             (.45)          (.26)         (1.11)
                                                --------------------------------------------------------------------------

Net asset value, end of year ................   $   7.98          $   7.37          $   7.37       $   6.21       $   6.77
                                                ==========================================================================

Total return ................................      18.55%            17.38%            26.24%        -4.36%           8.26%
                                                ==========================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ......   $160,460          $147,193          $144,306       $131,644       $162,335
Ratio of operating expenses to
  average net assets ........................        .87%(1)           .93%(1)           .93%           .90%           .88%
Ratio of net investment income to
  average net assets ........................       1.82%             3.08%             3.48%          3.29%          2.82%
Portfolio turnover rate .....................         54%               83%               76%            56%           165%
Average commissions paid per share of
common stock investments purchased/sold .....   $  .0493          $  .0490(2)

(1)  Before offset of custody credits.

(2)  Disclosure effective for fiscal years beginning on or after 9/1/95.



See Notes to Financial Statements


--------------------------------------------------------------------------------
14

                                                The Value Line Income Fund, Inc.

                                               Report of Independent Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Value Line Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Income Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

February 20, 1998

--------------------------------------------------------------------------------

                    SHAREHOLDERS MEETING RESULTS (unaudited)

A special meeting of shareholders of The Value Line Income Fund, Inc. was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Directors to serve until their successors are duly elected and qualified.

                                Number of Votes:

                                                                        Broker
       Directors                      For            Withheld         Non-Votes*
       ---------                   ----------        ---------        ----------
Jean Bernhard Buttner              12,393,962         256,127             0
John W. Chandler                   12,388,725         261,363             0
Leo R. Futia                       12,350,533         299,555             0
David H. Porter                    12,305,723         344,366             0
Paul Craig Roberts                 12,395,292         254,797             0
Nancy-Beth Sheerr                  12,391,027         259,061             0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

                                Number of Votes:
                                                                        Broker
        For                 Against              Abstain              Non-Votes*
     ----------             -------              -------              ----------
     12,380,323             79,634               190,131                  0

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week. Read the prospectus carefully before you invest or send money.

================================================================================

        INVESTMENT ADVISER        Value Line, Inc.
                                  220 East 42nd Street
                                  New York, NY 10017-5891

        DISTRIBUTOR               Value Line Securities, Inc.
                                  220 East 42nd Street
                                  New York, NY 10017-5891

        CUSTODIAN BANK            State Street Bank and Trust Co.
                                  225 Franklin Street
                                  Boston, MA 02110

        SHAREHOLDER               State Street Bank and Trust Co.
        SERVICING AGENT           c/o NFDS
                                  P.O. Box 419729
                                  Kansas City, MO 64141-6729

        INDEPENDENT               Price Waterhouse LLP
        ACCOUNTANTS               1177 Avenue of the Americas
                                  New York, NY 10036

        LEGAL COUNSEL             Peter D. Lowenstein, Esq.
                                  Two Greenwich Plaza, Suite 100
                                  Greenwich, CT 06830

        DIRECTORS                 Jean Bernhard Buttner
                                  John W. Chandler
                                  Leo R. Futia
                                  David H. Porter
                                  Paul Craig Roberts
                                  Nancy-Beth Sheerr

        OFFICERS                  Jean Bernhard Buttner
                                  Chairman and President
                                  Nancy Bendig
                                  Vice President
                                  David T. Henigson
                                  Vice President and
                                  Secretary/Treasurer
                                  Jack M. Houston
                                  Assistant Secretary/Treasurer
                                  Stephen La Rosa
                                  Assistant Secretary/Treasurer



This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                       VLF712441